UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida  33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 17, 2015, Aurora Diagnostics Holdings, LLC announced the details of its conference call to review its results for the quarter ended June 30, 2015, on Tuesday, August 25, 2015, at 1:00 p.m. Eastern Time.  A copy of this announcement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

99.1	Announcement dated August 17, 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurora Diagnostics Holdings, LLC
August 17, 2015	/s/ Michael C. Grattendick
Michael C. Grattendick
Vice President, Controller, and Treasurer